UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2025

Twist Bioscience Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38720	46-2058888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

681 Gateway Boulevard

South San Francisco, CA 94080

(Address of principal executive offices, including ZIP code)

(800) 719-0671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TWST	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 2, 2025, Twist Bioscience Corporation (“Twist”) entered into and closed on a Contribution Agreement (the “Contribution Agreement”) with Atlas Data Storage, Inc. (“Purchaser”), which secured approximately $155 million in investments, pursuant to which Purchaser acquired Twist’s DNA data storage product group, including certain intellectual property rights, equipment, contracts, and books and records related thereto (the “Contributed Assets”) and licensed from Twist certain other technology and intellectual property rights related thereto (the “Licensed Assets” and, together, with the “Contributed Assets,” the “Purchased Assets”).

In consideration for the Purchased Assets, Purchaser is paying Twist: (1) $2,500,000 in cash as of the closing, (2) shares of Purchaser’s Series Seed-1 Preferred Stock, par value $0.00001 per share, representing approximately 24% of Purchaser’s fully diluted capital stock as of the closing, (3) $2,000,000 payable pursuant to a secured promissory note, (4) up to $75,000,000 in cash in future technology and commercial milestone payments if and when achieved, and (5) royalties on future sales of Purchaser’s products or services as set forth in, and subject to the terms and conditions of, the Contribution Agreement. The Contribution Agreement includes customary representations, warranties, covenants and indemnification provisions, and Purchaser has entered into a representations and warranties liability insurance policy.

In addition to the Contribution Agreement, on May 2, 2025, Twist and Purchaser entered into a License Agreement (the “License Agreement”) pursuant to which Purchaser granted to Twist a non-exclusive license-back, for use in Twist’s retained product groups, to certain intellectual property improvements Purchaser makes to the Purchased Assets that were owned or otherwise licensed by Twist or an affiliate prior to closing, as further set forth in the License Agreement.

In addition to the Contribution Agreement and the License Agreement, on May 2, 2025, Twist and Purchaser entered into an MES Software License Agreement (the “MES Software License Agreement”), pursuant to which Twist licensed to Purchaser the MES Software (as defined in the MES Software License Agreement), subject to the terms and conditions set forth therein.

The above descriptions of the Contribution Agreement, License Agreement, and MES Software License Agreement are qualified in their entirety by reference to the full text of the Contribution Agreement, License Agreement, and MES Software License Agreement, respectively, copies of which will be filed as exhibits to Twist’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025.

Item 2.02 Results of Operations and Financial Condition.

On May 5, 2025, the Company issued a press release announcing its financial results for the quarter ended March 31, 2025. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD.

In connection with the entry into the Contribution Agreement, License Agreement and MES Software License Agreement, Twist issued a press release, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report contains forward-looking statements. All statements other than statements of historical facts contained herein, including, but not limited to, statements relating to future technology and commercial milestone payments, are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause Twist’s actual results to be materially different from any future results or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the ability of Purchaser to further develop DNA data storage capabilities and commercialize products and related services, market acceptance of such products and services and competition by other data storage providers. Any forward-looking statements contained in this current report speak only as of the date hereof, and Twist specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Twist Bioscience Corporation dated May 5, 2025 titled “Twist Bioscience Reports Fiscal Second Quarter 2025 Financial Results”

99.2	Press Release of Twist Bioscience Corporation dated May 5, 2025 titled “Twist Bioscience Spins Out DNA Data Storage as Independent Company”

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2025	Twist Bioscience Corporation

/s/ Judy Yan
Judy Yan
Assistant General Counsel and Assistant Secretary